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                 SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D. C. 20549


                              FORM 8-K
                          CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF
                THE SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 19, 2000


                            SOLUTIA INC.
                            ------------
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                             DELAWARE
                             --------
                      (STATE OF INCORPORATION)



         001-13255                                 43-1781797
         ---------                                 ----------
         (COMMISSION                               (IRS EMPLOYER
         FILE NUMBER)                              IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI      63166-6760
---------------------------------------------------------------      ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)



                           (314) 674-1000
                           --------------
         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



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ITEM 5. OTHER EVENTS.

        On January 19, 2000, Solutia Inc. issued a press release announcing a change in its financial reporting segments and restating segment results for the first three quarters of 1999 and for the full years 1997 and 1998. A copy of that press release is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    The following exhibit is filed as part of this report:

        Exhibit Number                  Description
        --------------                  -----------

            99.1 Press Release dated January 19, 2000, issued by Solutia Inc.




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                            SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.




                                         SOLUTIA INC.
                              ----------------------------------------
                                         (Registrant)

                                         /s/ Karl R. Barnickol
                              ----------------------------------------
                                         Secretary









DATE: JANUARY 20, 2000



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                             EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.


Exhibit Number                       Description
--------------                       -----------

    99.1             Press release dated January 19, 2000, issued by
                     Solutia Inc.